UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   July 22, 2004

TRIQUINT SEMICONDUCTOR, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22660	95-3654013
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2300 N.E. Brookwood Parkway, Hillsboro, Oregon		97124
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code   (503) 615-9000

Not applicable

(Former name or former address, if changed since last report)

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

Exhibit No.	Description

99.1	Press Release of TriQuint Semiconductor, Inc. dated July 22, 2004

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 22, 2004, TriQuint Semiconductor, Inc. (“TriQuint”) is issuing a press release and holding a conference call announcing its financial results for the quarter ended June 30, 2004.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.  The information in this Form 8-K and the Exhibit attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 22, 2004	TRIQUINT SEMICONDUCTOR, INC.

	By:	/s/ Raymond A. Link
Raymond A. Link
Vice President, Finance and Administration, Chief Financial Officer and Secretary

Index to Exhibits

Exhibit No.	Description

99.1	Press Release of TriQuint Semiconductor, Inc. dated July 22, 2004